UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10802 Executive Center Drive Benton Building, Suite 300 Little Rock, Arkansas 72211
(Address of Principal Executive Offices)
(501) 850-0820
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2016, Communications Sales & Leasing, Inc., a Maryland corporation (“CS&L”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CSL Fiber Holdings LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of CS&L (“Purchaser”), Thor Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Purchaser (“Merger Sub”), Tower Cloud, Inc., a Delaware corporation (“Tower Cloud”) and Shareholder Representative Services LLC, in the capacity as representative of the equityholders of Tower Cloud (the “Equityholders’ Representative”).

The Merger

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Purchaser will cause Merger Sub to merge with and into Tower Cloud (the “Merger”), with Tower Cloud surviving as a wholly owned subsidiary of Purchaser. At the effective time of the Merger, the outstanding equity interests of Tower Cloud will be converted into the right to receive a portion of the following aggregate merger consideration: (i) $180,000,000 in cash, (ii) 1.9 million shares of the common stock, par value $0.0001 of CS&L (the “Common Stock”) and (iii) additional cash consideration (or, at CS&L’s election, in shares of Common Stock with respect to up to 50% of the amount payable), which will become payable during the approximately five years following the closing if and when certain performance targets are achieved (together, the “Merger Consideration”). The cash portion of the Merger Consideration is subject to adjustment as set forth in the Merger Agreement.

The parties’ obligations to complete the Merger are conditioned upon (i) the receipt of antitrust and telecommunications regulatory approvals and (ii) certain other customary closing conditions. The obligation of CS&L, Purchaser and Merger Sub to consummate the Merger is not subject to a financing condition.

The Merger Agreement includes certain customary representations, warranties and covenants of each of CS&L, Purchaser, Merger Sub, Tower Cloud and Equityholders’ Representative. Among other things, from the date of the Merger Agreement until closing of the Merger, Tower Cloud is obligated to, and to cause its subsidiaries to, conduct its business in the ordinary course consistent with past practice. Each of CS&L, Purchaser, Merger Sub and Tower Cloud is also required to use its respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, under applicable law to consummate the transactions contemplated by the Merger Agreement, except that CS&L, Purchaser and Merger Sub will not be required to divest, dispose of, or otherwise hold separate, or take any other action with respect to, any of their or Tower Cloud’s businesses, assets or properties, in order to obtain regulatory approval. CS&L is also required to take certain actions to permit the holders of Common Stock issued pursuant to the Merger Agreement to use CS&L’s existing registration statement on Form S-3, subject to certain customary limitations, including in relation to certain blackout periods.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which will be filed as an exhibit to CS&L’s next quarterly report on Form 10-Q.

Item 3.02 Unregistered Sales of Equity Securities.

The information from Item 1.01 is incorporated by reference hereunder. There were no underwriters in such transaction.

The issuance by CS&L of the Common Stock pursuant to the Merger Agreement will be made upon consummation of the transactions contemplated by the Merger Agreement in reliance upon the exception from registration requirements in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

CS&L held a conference call on June 20, 2016 to discuss this transaction, including the information reflected in the slide presentation which is furnished as Exhibit 99.1 hereto, and incorporated herein by reference. The conference call can be accessed on CS&L’s website at www.cslreit.com. A replay of the webcast is available on CS&L’s website or by calling (855) 859-2056 (or (404) 537-3406 for international callers) and the conference ID is 36246865 and will remain available for 14 days.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by CS&L, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CS&L Investor Presentation dated June 20, 2016

Forward Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including without limitation, statements regarding CS&L’s expectations with respect to the proposed transaction with Tower Cloud, Inc.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations with regard to the proposed transaction with Tower Cloud, Inc., include, among other things, the possibility that the terms of the transaction as described in this Current Report on Form 8-K are modified; the risk that the transaction agreements may be terminated prior to expiration; risks related to satisfying the conditions to the transactions, including timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

CS&L expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this release to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2016

Communications Sales & Leasing, Inc.

By:	/s/ Daniel L. Heard
	Name:	Daniel L. Heard
	Title:	Executive Vice President – General Counsel

Exhibit Index

Exhibit Number	Title

99.1	CS&L Investor Presentation dated June 20, 2016